                        Transamerica Income Shares, Inc.

                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 2000

                              [TRANSAMERICA LOGO]

REPORT TO SHAREHOLDERS:
    During the third quarter of 2000, the pace of economic growth in the US continued to slow in response to the Federal Reserve's past six increases in the federal funds rate. This deceleration was most noticeable in the consumer sector, which was off from the very high spending levels of prior quarters. The labor markets remained tight, but wage inflation remained tame, which has helped to alleviate the Federal Reserve's concerns about inflation.

    The major economies around the world experienced slowing during the third quarter of 2000 as well, due to continued tightening by most central banks and the upward surge in energy prices. This was especially true in Europe where the impact of higher energy prices on the economy was much more severe than in the US due to the continued weakness in the euro. The Japanese economy remained weak, and continued to rely upon government deficit spending as a major source of stimulus. Overall, most Asian countries experienced a slowing in domestic demand. Since many of these countries are overly dependent upon exports to sustain their economies, they are especially vulnerable to slowdowns in developed countries.

    Due to the synchronized nature of this economic slow-down, there is some risk that the global economy could experience a hard landing. As a result of economic slowing both domestically and abroad, the Federal Reserve is likely to be at the end of its tightening cycle. Despite the continued policy bias towards tightening, the Federal Funds rate is unlikely to exceed 6.5% during this economic cycle. In this environment, we expect bonds to deliver attractive returns.

    Based upon this outlook for the global economy, Transamerica Income Shares will continue to favor corporate bonds selected for their credit quality and long-term return potential.

    Despite the volatility in the financial markets over the third quarter, Transamerica Income Shares continued to outperform its peers, maintaining its 15 year #1 ranking in its Lipper peer group.*

* Transamerica Income Shares was ranked #1 out of 14 "BBB" closed-end bond funds for the 15 year period ending September 30, 2000 by Lipper Analytics Services, Inc.

    At September 30, 2000, the Company's total net assets were $147,829,015 or $23.40 per share compared to $148,772,107 or $23.54 per share on March 31, 2000. Unaudited net investment income for the six months ended September 30, 2000 was $5,937,698 or $0.94 per share compared to $0.97 per share for the comparable period in 1999.

PORTFOLIO MANAGEMENT: Management of the Company's portfolio, including the day-to-day portfolio decisions are made by a team of fixed income professionals led by Heidi Y. Hu, the primary manager who is also a Vice President of the Company and of Transamerica Investment Management, LLC, the Fund's Investment Adviser (the "Adviser").

HIGHLIGHTS: For the six months ended September 30:

                                           2000    1999
PER SHARE:                                ------  ------
Net Investment income...................  $ 0.94  $ 0.97
Income dividends paid...................    0.94    0.94
Capital gains distribution..............    0.00    0.01
Net Asset Value.........................  $23.40  $23.98

DISTRIBUTIONS:  For the fiscal years ended March 31:**

2000..............................................  $1.92
1999..............................................  $2.00
1998..............................................  $1.98
1997..............................................  $1.93
1996..............................................  $1.93

 ** Includes a distribution of $0.01, $0.12, $0.04 and $0.03 from realized gains in 2000, 1999, 1998 and 1997, respectively.

QUALITY: Ratings used are the highest by Moody's or Standard & Poor's for bonds owned on September 30, 2000:

AAA...............................................    2.1
AA................................................   11.9
A.................................................   31.6
BBB...............................................   40.4
Lower or non-rated................................   14.0

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000
(UNAUDITED)

                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE

---------------------------------------------------------------------------
BONDS & DEBENTURES -- 93.2%
AIRLINES -- 3.0%
Delta Air Lines, Inc.
                                10.375%  02/01/11  $2,000,000  $  2,234,660
                                 9.750%  05/15/21   2,000,000     2,105,420
                                                               ------------
                                                                  4,340,080
---------------------------------------------------------------------------
AUTOMOBILES -- 2.9%
General Motors Corporation
                                 9.400%  07/15/21   3,750,000     4,311,413
---------------------------------------------------------------------------
BANKS -- 10.8%
Barclays Bank PLC
                                 8.550%  09/29/49   3,000,000     3,025,170
Korea Development Bank
                                 7.375%  09/17/04   5,165,000     5,117,585
Royal Bank Scotland Group PLC
                                 9.118%  03/31/49   3,000,000     3,149,880
Washington Mutual, Inc.
                                 8.250%  06/15/05   4,500,000     4,660,425
                                                               ------------
                                                                 15,953,060
---------------------------------------------------------------------------
BUILDING MATERIALS -- 3.0%
Cemex SA de CV
                                 9.625%  10/01/09   4,250,000     4,441,250
---------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 9.8%
Boeing Capital Corp.
                                 7.375%  09/27/10   3,000,000     3,026,040
BHP Finance USA
                                 8.500%  12/01/12   3,000,000     3,186,540
HSBC Cap Funding
                                10.176%  12/29/49   5,500,000     6,088,005
Lehman Brothers Holding, Inc.
                                 7.875%  08/15/10   2,150,000     2,167,351
                                                               ------------
                                                                 14,467,936
---------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2000
(UNAUDITED)

---------------------------------------------------------------------------
                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES -- 8.8%
Pacific Bell, Inc.
                                 8.500%  08/15/31   3,000,000     3,087,660
Telecommunications, Inc.
                                 9.800%  02/01/12   2,500,000     2,850,500
                                 9.250%  01/15/23   2,000,000     2,093,400
Telefonica De Argentina
                                11.875%  11/01/04   4,700,000     4,939,700
                                                               ------------
                                                                 12,971,260
---------------------------------------------------------------------------
ELECTRIC UTILITIES -- 8.6%
Calpine Corporation
                                 8.250%  08/15/05   4,500,000     4,504,905
CMS Energy Corporation
                                 8.000%  07/01/01   4,500,000     4,469,850
Connecticut Light & Power Company
                                 7.875%  10/01/24   1,000,000     1,005,070
Detroit Edison Company
                                 8.210%  08/01/22   1,000,000     1,010,190
Long Island Lighting Company
                                 9.000%  11/01/22   1,500,000     1,664,610
                                                               ------------
                                                                 12,654,625
---------------------------------------------------------------------------
FOOD & DRUG RETAILING -- 6.0%
Shoppers Food Warehouse Corporation
                                 9.750%  06/15/04   4,500,000     4,732,065
Stater Brothers Holdings, Inc.
                                10.750%  08/15/06   2,550,000     2,167,500
Supervalu, Inc.
                                 7.800%  11/15/02   2,000,000     2,010,900
                                                               ------------
                                                                  8,910,465
---------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 1.5%
Kaiser Foundation Hospitals
                                 9.000%  11/01/01   2,200,000     2,237,554
---------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.7%
Textron, Inc.
                                 8.750%  07/01/22   1,000,000     1,051,710
---------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2000
(UNAUDITED)

---------------------------------------------------------------------------
                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE
MACHINERY -- 2.1%
Caterpillar Corporation
                                 9.750%  06/01/19   1,919,000     2,004,108
                                 9.375%  03/15/21   1,000,000     1,124,270
                                                               ------------
                                                                  3,128,378
---------------------------------------------------------------------------
MEDIA & ENTERTAINMENT -- 8.9%
CF Cable TV, Inc.
                                 9.125%  07/15/07   1,000,000     1,065,310
Echostar Communications, Corp.
                                 9.250%  02/01/06   1,000,000       985,000
                                 9.375%  02/01/09   1,000,000       980,000
News America Holdings, Inc.
                                 9.250%  02/01/13   3,500,000     3,830,645
MGM Mirage
                                 8.500%  09/15/10   6,350,000     6,344,857
                                                               ------------
                                                                 13,205,812
---------------------------------------------------------------------------
METALS & MINING -- 1.0%
Carpenter Technology Corporation
                                 9.000%  03/15/22   1,000,000     1,027,950
National Steel Corporation
                                 8.375%  08/01/06     575,000       402,500
                                                               ------------
                                                                  1,430,450
---------------------------------------------------------------------------
MULTILINE RETAILING -- 7.3%
K Mart Corporation
                                 7.750%  10/01/12   2,460,000     2,114,788
May Department Stores Company
                                 8.375%  10/01/22   2,000,000     1,964,960
Saks, Inc.
                                 7.000%  07/15/04   2,000,000     1,367,980
Target Corporation
                                10.000%  01/01/11   1,000,000     1,156,750
                                 9.250%  08/15/11   2,800,000     3,161,284
                                 8.500%  12/01/22   1,000,000       998,130
                                                               ------------
                                                                 10,763,892
---------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2000
(UNAUDITED)

---------------------------------------------------------------------------
                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE
OIL & GAS -- 8.3%
Northwest Pipeline Corporation
                                 9.000%  08/01/22   2,000,000     2,121,080
Occidental Petroleum Corporation
                                10.125%  09/15/09     500,000       575,545
Pemex Finance, Ltd.
                                 9.030%  02/15/11   4,900,000     5,118,540
Valero Energy
                                 6.750%  12/15/02   4,500,000     4,438,620
                                                               ------------
                                                                 12,253,785
---------------------------------------------------------------------------
PAPER & FOREST PRODUCTS 4.8%
Abitibi-Consolidated, Inc.
                                 8.850%  08/01/30   4,000,000     3,991,720
Georgia Pacific Corporation
                                 9.625%  03/15/22   3,000,000     3,156,720
                                                               ------------
                                                                  7,148,440
---------------------------------------------------------------------------
REAL ESTATE -- 2.0%
Simon Property Group, Inc.
                                 6.750%  11/15/03   3,000,000     2,894,610
---------------------------------------------------------------------------
ROAD & RAIL -- 0.7%
Burlington Northern Railroad, Inc.
                                 9.250%  10/01/06   1,000,000     1,071,400
---------------------------------------------------------------------------
U.S. GOVERNMENT SECURITY -- 2.1%
United States Treasury Bond
                                 6.750%  05/15/05   3,000,000     3,107,820
---------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITY -- 0.9%
United Mexican States
                                 9.875%  02/01/10   1,300,000     1,384,500
---------------------------------------------------------------------------
TOTAL BONDS & DEBENTURES
  (cost $134,630,182)                                           137,728,440
---------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONCLUDED)
SEPTEMBER 30, 2000
(UNAUDITED)

---------------------------------------------------------------------------
                                                   SHARES OR
                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE
PREFERRED STOCK -- 4.6%
Centaur Funding Corporation
  (cost of $6,844,146)                                  6,750     6,866,640
---------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.9%
State Street Bank Eurodollar Time Deposit, 6.00%,
  10/02/00, (cost $1,366,000)                      $1,366,000     1,366,000
---------------------------------------------------------------------------

TOTAL INVESTMENTS -- 98.7%
(cost $142,840,328)*                       145,961,080
OTHER ASSETS LESS LIABILITIES -- 1.3%        1,867,935
-------------------------------------------------------
NET ASSETS -- 100.0%                      $147,829,015
-------------------------------------------------------

  * AGGREGATE COST FOR FEDERAL TAX PURPOSES. AGGREGATE GROSS UNREALIZED APPRECIATION FOR ALL SECURITIES IN WHICH THERE IS AN EXCESS OF VALUE OVER TAX COST AND AGGREGATE GROSS UNREALIZED DEPRECIATION FOR ALL SECURITIES IN WHICH THERE IS AN EXCESS OF TAX COST OVER VALUE WERE $4,514,036 AND $1,393,286, RESPECTIVELY. NET UNREALIZED APPRECIATION FOR TAX PURPOSES IS $3,120,750.
See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
(UNAUDITED)

ASSETS
Investments, at value (identified
  cost -- $142,840,328)                             $145,961,080
Cash                                                        710
Receivables:
    Securities sold                                   4,301,888
    Interest                                          2,973,121
Other assets                                             20,784
                                                    -----------
                                                    153,257,583
                                                    -----------
LIABILITIES
Payables:
    Securities purchased                              4,239,418
    Income dividends declared                         1,011,003
    Investment advisory fees                             60,779
Accrued expenses and other liabilities                  117,368
                                                    -----------
                                                      5,428,568
                                                    -----------
NET ASSETS applicable to 6,318,771 capital shares
  outstanding, $1.00 par value (authorized
  20,000,000 shares)                                $147,829,015
                                                    ===========
NET ASSET VALUE PER SHARE                           $     23.40
                                                    ===========
NET ASSETS CONSIST OF:
Paid-in capital                                     $144,188,883
Undistributed net investment income                     329,437
Accumulated net realized gain on investments            189,945
Net unrealized appreciation on investments            3,120,750
                                                    -----------
NET ASSETS                                          $147,829,015
                                                    ===========

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
(UNAUDITED)

INVESTMENT INCOME:
Interest and discount earned              $6,223,804
Dividend income                             194,170
                                          ---------
Total Income                                         $6,417,974
                                                     ----------
EXPENSES:
Investment adviser fee                      367,768
Transfer agent fees and expenses             33,441
Audit fees                                   17,393
Postage                                      16,365
Custodian fees                               10,448
Printing                                      9,000
Directors' fees and expenses                  7,587
Insurance                                     2,641
Other                                        15,633
                                          ---------
Total expenses                                          480,276
                                                     ----------
NET INVESTMENT INCOME                                 5,937,698
                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments                        429,578
Change in net unrealized appreciation on
  investments                                        (1,370,722)
                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                       (941,144)
                                                     ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                    $4,996,554
                                                     ==========

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                           SIX MONTHS       YEAR
                                             ENDED         ENDED
                                           9/30/2000*    3/31/2000
                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net Investment Income                     $  5,937,698  $ 12,200,874
Net realized gain (loss) on investments        429,578      (239,633)
Net change in unrealized appreciation on
  investment                                (1,370,722)   (9,085,848)
                                          ------------  ------------
Net increase in net assets resulting
  from operations                            4,996,554     2,875,393
                                          ------------  ------------
DIVIDENDS/DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                       (5,939,646)  (12,053,056)
Net realized gains                                  --       (81,051)
                                          ------------  ------------
Net decrease in net assets resulting
  from distributions                        (5,939,646)  (12,134,107)
                                          ------------  ------------
Net decrease in net assets:                   (943,092)   (9,258,714)
NET ASSETS:
Beginning of period                        148,772,107   158,030,821
                                          ------------  ------------
End of period(1)                          $147,829,015  $148,772,107
                                          ============  ============
(1) Includes undistributed net
   investment income of:                  $    329,437  $    331,384
                                          ============  ============

  *  Unaudited
See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC
FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                             SIX
                            MONTHS
                            ENDED                  YEAR ENDED MARCH 31,
                           --------  ------------------------------------------------
                           9/30/00*    2000      1999      1998      1997      1996
                           --------  --------  --------  --------  --------  --------
NET ASSET VALUE
Beginning of period        $  23.54  $  25.01  $  25.31  $  23.93  $  24.58  $  23.37
OPERATIONS:
Net investment income          0.94      1.93      1.89      1.93      1.89      1.94
Net realized and
  unrealized gain (loss)      (0.14)    (1.48)    (0.19)     1.43     (0.61)     1.20
                           --------  --------  --------  --------  --------  --------
Total from investment
  operations                   0.80      0.45      1.70      3.36      1.28      3.14
                           --------  --------  --------  --------  --------  --------
DIVIDENDS/ DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income         (0.94)    (1.91)    (1.88)    (1.94)    (1.90)    (1.93)
Net realized gains               --     (0.01)    (0.12)    (0.04)    (0.03)       --
                           --------  --------  --------  --------  --------  --------
Total dividends/
  distributions               (0.94)    (1.92)    (2.00)    (1.98)    (1.93)    (1.93)
                           --------  --------  --------  --------  --------  --------
NET ASSET VALUE
End of period              $  23.40  $  23.54  $  25.01  $  25.31  $  23.93  $  24.58
                           ========  ========  ========  ========  ========  ========
MARKET VALUE PER SHARE
End of period              $ 22.810  $ 21.563  $ 25.188  $ 26.000  $ 24.375  $ 24.375
                           ========  ========  ========  ========  ========  ========
TOTAL RETURN(1)               10.08%    (7.01)%     4.44%    15.31%     8.22%    17.08%
                           ========  ========  ========  ========  ========  ========
RATIOS AND SUPPLEMENTAL
  DATA:
Expenses to average net
  assets                       0.66%+     0.64%     0.63%     0.63%     0.62%     0.62%
Net investment income          8.12%+     8.02%     7.45%     7.73%     7.77%     7.83%
Portfolio turnover               66%       64%       33%       21%       16%       14%
Net assets, end of period
  (in thousands)           $147,829  $148,772  $158,031  $159,927  $151,196  $155,294
                           ========  ========  ========  ========  ========  ========
The number of shares outstanding at the end of each period was 6,318,771.

------------------------------------

  1 Based on the market price of the Company's shares and including the reinvestment of dividends and distributions at prices obtained by the Company's dividend reinvestment plan.
  *  Unaudited
  +  Annualized

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
SEPTEMBER 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES -- Transamerica Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Company's investment objective is to seek as high a level of current income consistent with prudent investment, with capital appreciation as only a secondary objective. The Company consistently follows the following accounting policies in the preparation of its financial statements:

(A) VALUATION OF SECURITIES -- Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer supplied quotations. Debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

(B) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- Security transactions are recorded on the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded on an accrual basis. Discounts on securities purchased are accreted over the life of the respective securities. Distributions from net investment income are determined and paid monthly.

(C) FEDERAL INCOME TAXES -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required. As of March 31, 2000, the Company has capital loss carryforward available to offset future realized capital gain. Transamerica Income Shares, Inc. has a capital loss carryforward of $239,633 expiring in year 2007. To the extent that such carryforward is available, no capital gain distribution will be made.

(D) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES -- The Company has entered into a Management and Investment Advisory Agreement with Transamerica Investment Management, LLC, (the "Adviser"), a wholly owned subsidiary of Transamerica Investment Services, Inc. which is wholly owned in turn by Transamerica Corporation, and by AEGON, N.V., The Hague, The Netherlands. For its services to the Company, the Adviser receives a fee of 0.50% of the average weekly net assets of the Company. This fee is paid to the Adviser monthly. The Adviser has agreed to reimburse the Company if the Company's total operating expenses (exclusive of brokerage commissions, interest and taxes) exceed 1.50% of the average daily net assets of the Company up to $30 million and 1.00% of the average net assets of the Company in excess of $30 million. No such reimbursements were necessary during the six months ended September 30, 2000.

Officers and certain directors of the Adviser or its affiliates are also officers and directors of the Company; however, they receive no compensation from the Company. An officer of the Company is also a partner of the legal counsel for the Company.

As of September 30, 2000, an affiliate of Transamerica Corporation held 7.6% of the outstanding shares of the Company.

3. SECURITY TRANSACTIONS -- The aggregate cost of securities purchased and the proceeds from securities sold (excluding short-term investments) were $94,654,795 and $96,187,713, respectively, for the six months ended
September 30, 2000.

RESULTS FROM ANNUAL SHAREHOLDER MEETING

At the shareholders' meeting held July 27, 2000, a total of 5,786,343 shares were represented by proxy, 91.57% of all outstanding shares. Four directors were elected. The votes for election of Gary U. Rolle, Peter J. Sodini, Jon C. Strauss and Dr. James H. Garrity were 5,684,015, 5,706,973, 5,711,367, and 5,709,967, respectively, and the votes withheld as to each were 102,328, 79,370, 74,976, and 76,376, respectively.

A proposal to approve continuance of the Investment Advisory Agreement between the Company and Transamerica Investment Management, LLC, was approved as follows: 5,649,538 votes for and 42,866 votes against, with 93,939 abstentions. A proposal to ratify the selection of Ernst & Young LLP as independent auditors for the Company was also approved as follows: 5,702,981 votes for and 19,810 votes against, with 63,552 abstentions.

In certain circumstance, brokers and nominees can return a proxy as a "non-vote"; however, no non-votes were received on any of the above matters.

OFFICERS AND DIRECTORS
GARY U. ROLLE, PRESIDENT & CHAIRMAN
DR. JAMES H. GARRITY, DIRECTOR
PETER J. SODINI, DIRECTOR
JON C. STRAUSS, DIRECTOR
HEIDI Y. HU, VICE PRESIDENT
WILLIAM T. MILLER, TREASURER
THOMAS M. ADAMS, SECRETARY
---------------------------------------------

INVESTMENT ADVISER
Transamerica Investment Management, LLC
1150 S. Olive Street, 27th Floor
Los Angeles, CA 90015

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-288-9541

For hearing and speech impaired (TDD)
1-800-231-5469

www.chasemellon.com

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

LISTED
New York Stock Exchange
Symbol: TAI
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Transamerica Income Shares, Inc. is a closed-end investment company which invests primarily in debt securities. Its objective is to provide a high level of current income.